UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2020

MOODY NATIONAL REIT II, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55778 (Commission File Number)	47-1436295 (I.R.S. Employer Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas  77057

(Address of principal executive offices, including zip code)

(212) 753-5100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 7.01.	Regulation FD Disclosure.

On March 25, 2020, Moody National REIT II, Inc. (the “Company”) distributed a letter to the Company’s stockholders and a letter to the broker-dealers participating in the Company’s continuous public offering (the “Offering”) regarding the suspension of (i) the sale of shares of the Company’s common stock (the “Shares”) in the Offering, (ii) the payment of distributions to the Company’s stockholders and (iii) the Company’s distribution reinvestment plan (the “DRIP”) and share repurchase program (the “SRP”), each as described under Item 8.01 below. Copies of forms of the letter to the Company’s stockholders and the letter to participating broker-dealers are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filings made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.	Other Events.

Suspension of Public Offering, Distributions, Distribution Reinvestment Plan and Share Repurchase Program

On March 24, 2020, the Company’s board of directors (the “Board”) unanimously approved the suspension of (i) the sale of Shares in the Offering, effective as of March 25, 2020, (ii) the payment of distributions to the Company’s stockholders, effective immediately, (iii) the operation of the DRIP, effective as of April 6, 2020, and (iv) the operation of the SRP, effective as of April 6, 2020. The Offering, the payment of distributions and the DRIP and the SRP will each remain suspended until such time as the Board approves their resumption.

In determining to suspend the Offering, the payment of distributions and the operation of the DRIP and the SRP, the Board considered various factors, including the impact that the global pandemic of the novel coronavirus that causes the disease known as coronavirus disease 2019 (“COVID-19”), and the measures taken by governmental agencies and employers in response to COVID-19, are expected to continue to have on the Company’s hotel properties and the Company’s financial condition, liquidity sources and capital needs.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Moody National REIT II, Inc. Letter to Stockholders

99.2	Moody National REIT II, Inc. Letter to Participating Broker-Dealers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 25, 2020	MOODY NATIONAL REIT II, INC.

	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President